UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BIMI INTERNATIONAL MEDICAL INC.

_____________________________________________________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

BIMI INTERNATIONAL MEDICAL INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 13, 2022

To Our Stockholders:

You are invited to attend the annual meeting of stockholders (the “Annual Meeting”) of BIMI International Medical Inc. (the “Company”) on July 13, 2022 at 11:00 a.m.(local time) at the offices of the Company, 9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China, for the following purposes:

1.      To elect the seven nominees named in the accompanying proxy statement to serve as directors of the Company;

2.      To approve the adoption of an amended and restated certificate of incorporation (in the form attached hereto as Annex A) which, among other things: (1) requires stockholder approval to adopt, amend or repeal bylaws of the Company; and (2) eliminates the right of stockholders to take action pursuant to written consent(s);

3.      To grant discretionary authority to the board of directors (the “Board”) to amend the Company’s Certificate of Incorporation (as may be amended and restated as described in Proposal 2) to effect a reverse stock split of the common stock of the Company (the “Common Stock”) within the range of 1-2 to 1-10 to be determined by the Board and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than the first anniversary of its approval by the stockholders;

4.      To approve, in accordance with Nasdaq Marketplace Rules 5635, the sale of 12,500,000 shares of Common Stock of the Company to the Chairman of the Board, Mr. Fnu Oudom, pursuant to a stock purchase agreement dated June 9, 2022;

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s executive officers named in the accompanying proxy statement;

6.      To approve, on a non-binding advisory basis, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation (“Say When on Pay Vote”) to determine the frequency of future advisory votes on executive compensation;

7.      To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

8.      To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on May 18, 2022 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A stockholder list will be available at our corporate offices beginning June 20, 2022 during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting.

By Order of the Board of Directors
Tiewei Song
Chief Executive Officer and President
Dalian, China
June 20, 2022

Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy by telephone, via the Internet or by mail. For additional instructions, voting by telephone or via the Internet, please refer to the proxy card. To vote and submit your proxy by mail, please complete, sign and date the enclosed proxy card and return it in the enclosed envelope. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 13, 2022

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

How to Vote Your Shares

YOUR VOTE IS IMPORTANT. Your shares can be voted at the Annual Meeting only if you are represented by proxy, please take the time to vote your proxy.

•        ATTEND IN PERSON THE COMPANY’S 2022 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE VIA THE INTERNET OR BY TELEPHONE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON JULY 13, 2022 — THE PROXY STATEMENT AND THE 2021 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT HTTP: WWW.USBIMI.COM.

In light of COVID-19, we strongly encourage our stockholders to vote by proxy in advance of the Annual Meeting. Depending on concerns about and developments relating to COVID-19, the Board could determine to change the date, time and/or format of the meeting.

If not attending the meeting and voting in person, stockholders of record, or “registered stockholders,” can vote by proxy in the following three ways:

By Telephone:	Call the toll-free number indicated on the enclosed proxy card and follow the recorded instructions.
Via the Internet:	Go to the website indicated on the enclosed proxy card and follow the instructions provided.
By Mail:	Mark your vote, date, sign and return the enclosed proxy card in the postage-paid return envelope provided.

If your shares are held beneficially in “street” name through a nominee such as a financial institution, brokerage firm, or other holder of record, your vote is controlled by that institution, firm or holder. Your vote by proxy may also be cast by telephone or via the Internet, as well as by mail, if your financial institution or brokerage firm offers such voting alternatives. Please follow the specific instructions provided by your nominee on your voting instruction card.

Please note, that if your shares are held beneficially through a bank, broker or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.

i

BIMI INTERNATIONAL MEDICAL INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 13, 2022

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:     Why am I receiving these materials?

A:     We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of our company (the “Board”) for our 2022 annual meeting of stockholders (the “Annual Meeting”) of stockholders, which will take place on July 13, 2022. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this proxy statement. This proxy statement and accompanying proxy card (or voting instruction card) are being sent on or about June 20, 2022 to all stockholders entitled to vote at the Annual Meeting.

Q:     When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on July 13, 2022 at 11:00 a.m. local time, at the offices of the Company, 9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China.

Q:     How do I attend the Annual Meeting?

A:     Only stockholders of record on the record date of May 18, 2022 (the “Record Date”) are entitled to notice of, and to attend or vote at, the Annual Meeting. If you plan to attend the meeting in person, please bring the following:

•        Photo identification.

•        Acceptable proof of ownership if your shares are held in “street name.”

Street name means your shares are held of record by brokers, banks, or other institutions. See below for additional information.

Acceptable proof of ownership is either (a) a letter from your broker confirming that you beneficially owned shares of our common stock on the Record Date or (b) an account statement showing that you beneficially owned shares of our common stock on the Record Date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your broker giving you the right to vote your shares at the Annual Meeting.

Q:     What information is contained in this proxy statement?

A:     This proxy statement contains information regarding our corporate governance practices, our Board, our named executive officers, the compensation of our directors and named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

Q:     How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2021?

A:     We have enclosed with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Our Annual Report on Form 10-K can also be accessed through our website. We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 with the Securities and Exchange Commission (“SEC”) on April 15, 2022. We sometimes refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as our 2021 Annual Report.

Q:     What items of business will be voted on at the Annual Meeting?

A:     The items of business scheduled to be voted on at the Annual Meeting are:

1.      To elect the seven nominees named in this proxy statement to serve as directors of the Company;

2.      To approve the adoption of an amended and restated certificate of incorporation (the “Proposed Restated COI ”);

3.      To approve an amendment to our Certificate of Incorporation (the “Proposed Reverse Stock Split Amendment”) to effect a reverse stock split of the common stock of the Company (the “Common Stock”) within the range of 1 – 2 to 1 – 10 (the “Range”) to be determined by the Board (the “Reverse Stock Split”);

4.      To approve, in accordance with Nasdaq Marketplace Rules 5635, the sale of 12,500,000 shares of Common Stock to the Chairman of the Board, Mr. Fnu Oudom, pursuant to a stock purchase agreement dated June 9, 2022 (the “Proposed Sale of Securities”);

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s executive officers named in this proxy statement;

6.      To indicate, on a non-binding advisory basis, whether future votes to approve executive compensation should occur every one, two, or three years;

7.      To ratify the appointment of Audit Alliance LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

8.      To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:     How many votes must the nominees for director have to be elected?

A:     In order for a director to be elected at a meeting at which a quorum is present, the director must receive the affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote. There is no cumulative voting for our directors or otherwise.

Q:     What are the voting requirements to approve the other proposals?

A:     The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve each of the voting proposals in this proxy statement, other than Proposals Two, Three, Four and Six. With respect to Proposals Two, Three and Four, the affirmative vote of a majority of shares outstanding is required to approve the each of such proposals. With respect to Proposal Six, the choice of frequency that receives the greatest number of votes is considered the preference of our stockholders.

Q:     How does the Board recommend that I vote?

A:     The Board recommends that you vote your shares “FOR” all seven of the director nominees; FOR” the Proposed Restated COI; “FOR” the Proposed Reverse Stock Split Amendment; “FOR” the Proposed Sale of Securities; “FOR” the approval, on an advisory basis, of the compensation of the executive officers named in this proxy statement; “FOR,” on an non-binding advisory basis, the “ONE YEAR” frequency of advisory votes to approve executive compensation; and “FOR” the ratification of the appointment of Audit Alliance LLP as our independent registered public accounting firm.

If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted in accordance with the Board’s recommendations.

Q:     What shares may I vote?

A:     Each share of our Common Stock issued and outstanding as of the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. We had 10,359,264 shares of Common Stock issued and outstanding on the Record Date.

Q:     What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:     A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a broker. As summarized below, there are some distinctions between a stockholder of record and a beneficial owner.

Stockholder of Record

If on May 18, 2022 your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Annual Meeting and Proxy Statement are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. Simply follow the voting instructions provided to ensure that your vote is counted. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares of Common Stock held in street name. With respect to such shares registered through a broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your broker. As the beneficial owner, you have the right to direct your broker how to vote. You may use the voting instruction card provided by your broker for this purpose. Even if you have directed your broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your broker giving you the right to vote the shares at the Annual Meeting.

Q:     Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:     You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of Common Stock as of the Record Date or the voting instruction card provided by your broker. The Annual Meeting will begin promptly at 11 a.m., local time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:     May I vote my shares in person at the Annual Meeting?

A:     If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

In light of COVID-19, we strongly encourage our stockholders to vote by proxy in advance of the Annual Meeting. Depending on concerns about and developments relating to COVID-19, the Board could determine to change the date, time and/or format of the meeting.

Q:     How can I vote my shares without attending the Annual Meeting?

A:     Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker.

Stockholders of record may submit proxies by completing, signing, dating, and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing, and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:     Who will count the votes?

A:     Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board.

Q:     What is the effect of not voting?

A:     If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board on all matters presented in this proxy statement, namely “FOR” all seven of the director nominees; “FOR” the Proposed Restated COI; “FOR” the Proposed Reverse Stock Split Amendment; “FOR” the Proposed Sale of Securities; “FOR” the approval, on a non-binding advisory basis, of the compensation of the executive officers named in this proxy statement; “FOR” the approval, on an advisory basis, the “ONE YEAR” frequency of non-binding advisory votes to approve executive compensation; and “FOR” the ratification of the appointment of Audit Alliance LLP as our independent registered public accounting firm.

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares.

A broker is entitled to vote shares held for a beneficial owner on routine matters. The ratification of the appointment of Audit Alliance LLP as our independent registered public accounting firm in Proposal Six is a routine matter; and, accordingly, a broker is entitled to vote shares held for a beneficial owner on this proposal without instructions from such beneficial owner. On the other hand, absent instructions from a beneficial owner, a broker is not entitled to vote shares held for such beneficial owner on non-routine matters. We believe that the election of directors in Proposal One, the Proposed Restated COI in Proposal Two, the Proposed Reverse Stock Split Amendment in Proposal Three, the Proposed Sale of Securities in Proposal Four, the non-binding advisory vote on executive compensation in Proposal Five, and the non-binding advisory vote on the frequency of advisory votes on executive compensation in Proposal Seven are non-routine matters; and, accordingly, brokers do not have authority to vote on such matters absent instructions from beneficial owners. Accordingly, if beneficial owners desire to have their shares voted by a broker in a certain manner, they should give instructions to their brokers as to how to vote their shares.

Broker non-votes count for purposes of determining whether a quorum is present.

Q:     How many votes are required for the approval of the proposals to be voted upon, and how will abstentions and broker non-votes be treated?

Proposal	Votes Required	Effect of Votes Withheld/Abstentions	Effect of Broker Non-Votes
Proposal One: Election of Directors	Majority of the votes cast. This means that the number of votes “for” a director’s election must exceed fifty percent (50%) of the votes cast with respect to that director’s election.	Votes withheld will have no effect.	Broker non-votes will have no effect.
Proposal Two: Approval of Amendment and Restatement of Certificate of Incorporation	Affirmative vote of the holders of a majority of the shares of Common Stock outstanding.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal Three: Approval of the Proposed Reverse Stock Split Amendment	Affirmative vote of the holders of a majority of the shares of Common Stock outstanding.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal Four: Approval of the Proposed Sale of Securities	Affirmative vote of the holders of a majority of the shares of Common Stock outstanding.	Abstentions will have the effect of a vote against the proposal.	We do not expect any broker non-votes on this proposal.
Proposal Five: Advisory Vote on Executive Compensation	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	Broker non-votes will have no effect.
Proposal Six: Advisory Vote on Frequency of Advisory Votes on Executive Compensation	Plurality of votes cast. The choice of frequency that receives the greatest number of votes is considered the preference of our stockholders.	Abstentions will have no effect.	Broker non-votes will have no effect.
Proposal Seven: Ratification of Appointment of Independent Registered Public Accounting Firm	Affirmative vote of the holders of a majority in voting power of the shares of Common Stock present in person or by proxy and entitled to vote thereon.	Abstentions will have the effect of a vote against the proposal.	We do not expect to receive broker non-votes on this proposal.

Q:     Can I revoke my proxy or change my vote after I have voted?

A:     You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at BIMI International Medical Inc.’s offices, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your broker and bring it with you to vote at the Annual Meeting.

Q:     How many votes are required to hold the Annual Meeting?

A:     The presence, in person or by proxy, of the holders of a majority of the shares of our Common Stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:     Who will bear the cost of soliciting votes for the Annual Meeting?

A:     The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing, and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail, and facsimile by directors, officers, and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of soliciting material to the beneficial owners of Common Stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:     Where can I find the voting results of the Annual Meeting?

A:     We intend to announce preliminary voting results at the Annual Meeting and will disclose final voting results in a Current Report on Form 8-K that will be filed with the SEC not more than four business days following the Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

There are seven nominees for election to the Company’s Board. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below.

Our Board recently approved an amendment and restatement of our bylaws (the “Bylaws”) to, among other things, create a staggered or classified board, consisting of three classes of directors, with only one class being subject to stockholder election at any particular annual stockholder meeting, after the initial election.

The Company’s directors are presently elected annually to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. With the approval of the new Bylaws with a staggered board, directors will be elected for three-year terms at this annual meeting, with approximately one-third of such overall directors elected each year; except that in order to implement the staggered board at the Annual Meeting, Class I Directors will be elected for a one-year term, Class II Directors will be elected for a two-year term and Class III Directors will be elected for a full three-year term. Thereafter, Class I Directors will be elected for a full three-year term commencing with the next annual meeting of stockholders and Class II Directors will be elected for a full three-year term commencing with the second subsequent annual meeting of stockholders.

Directors are elected by a majority of the votes cast in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authorization to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and management has no reason to believe that any nominee will be unable to serve.

The nominees have been nominated to the classes set forth below:

CLASS	DIRECTORS	YEAR TERM EXPIRES
I	Mia Kuang Ching; Xiaoping Wang; Sammi Ean Seok Ang	2023
II	Barry I. Regenstein; Timothy H. Safransky	2024
III	Fnu Oudom; Tiewei Song	2025

The following table provides information regarding each nominee to our Board:

Name	Age	Position
Fnu Oudom	67	Director, Chairman of the Board and President
Tiewei Song	51	Director, Chief Executive Officer
Xiaoping Wang	43	Director, Chief Operating Officer
Mia Kuang Ching	57	Independent Director, Chair of Audit Committee
Sammi Ean Seok Ang	46	Independent Director
Barry I. Regenstein	66	Director Nominee
Timothy H. Safransky	58	Director Nominee

Fnu Oudom was elected to the Board on May 9, 2022. He was appointed as the Company’s President and the Chairman of the Board on May 12, 2022. Mr. Oudom has worked at FCCC Inc., a US company focused on strategic investments and acquisitions in a variety of industries, since April 2021. He was Chairman of the Board of the Time Chain Group, a pharmaceutical and nutritional product research & development and distribution company, from March 2015 to March 2021. From May 2018 to December 2020, he was the Representative of Vanuatu to the United Nations Economic and Social Council for Asia and the Pacific, dedicated to promoting higher standards of living, economic and social progress for the island country. From April 2014 to April 2016, he was the Representative of Tuvalu to the United Nations Economic and Social Council for Asia and the Pacific, focused on the promotion of the island country’s social economic development and facilitation of the island country’s cultural and educational exchange with other member countries. From September 1998 to March 2014, he was the President of Suranaree Industrial Zone., LTD in Thailand, leading the establishment and development of the industrial zone. Mr. Oudom studied as a postgraduate at the Institute of Political Science and Law at the French Academy of Social Sciences in Paris from September 1989 to May 1995 and served as a visiting professor at Taiwan Mingdao University in 2014. He received his bachelor’s degree in Philosophy from Sichuan University in China.

Tiewei Song was elected to the Board on May 18, 2018. He was appointed as the Company’s CEO and President in October 2019 and resigned as President on May 9, 2022. Mr. Song has served as both the president and director of Shenyang Langzi Investment Management Co., Ltd., an asset management consulting firm, since December 2012. From July 2008 to July 2013, Mr. Song was the chief representative of German Varengold Bank in China. From October 1999 to May 2008, Mr. Song was the executive director and president of Liaoning Jiachang Group. He also serves as a director of BIQI International Holdings Corp. Mr. Song graduated from Peking University with bachelor’s and master’s degrees in mathematics.

Xiaoping Wang was elected to the Board on June 15, 2021. He has been the Chief Operating Officer of the Company since February 2020. He is supervising the Company’s wholesale pharmaceuticals and wholesale medical devices, medical services and retail pharmacy segments. From July 2014 to January 2020, he served as the Supervisor of Chongqing Guanzan Technology Co., Ltd. and the General Manager of Chongqing Shude Pharmaceutical Co., Ltd. From October 2004 to June 2014, he was the President of Sales and later the President of National Sales at Fujian Hongcheng Bio-Medical Co., Ltd. Mr. Wang graduated from Chongqing Pharmaceutical High Level Specialty School and holds an MBA degree from Chongqing Normal University.

Mia Kuang Ching has served as a director of the Company since August 2009 and is Chairman of the Audit Committee. Since October 2013 he has served as the Managing Director of Le Yu Corporate Advisory Pte Ltd., a human resource consulting firm. From January 2012 to October 2013, he worked as an M&A consultant. From May 2001 until December 2, 2011 he was the managing partner of SBA Stone Forest Corporate Advisory (Shanghai) Co., Ltd. From 1997 to 2000, he was the Chief Accountant of Dalian Container Terminal, a joint venture formed by PSA Corporation of Singapore and the Port of Dalian Authority. From 1994 to 1997, he was the Group Financial Controller of Fullmark Pte. Ltd., and responsible for operations in China, Hong Kong, Malaysia and Vietnam and was in-charge of strategic investment, group financing and mergers and acquisitions. From 1992 to 1994 he was a Regional Accountant (South Europe) of Singapore Airlines. Mr. Ching graduated from the National University of Singapore with a bachelor’s degree in accountancy.

Sammi Earn Seok Ang was elected to the Board on May 12, 2022. She has worked at Pacific Rainbow International Inc. as a buyer of dietary nutritional raw materials since October 2017. From December 2013 to May 2016, she worked at M/A-COM Technology Solutions Holdings, Inc. as a Logistics Analyst. From December 2012 to Dec 2013, she worked at Mindspeed Technologies, Inc., a semiconductor manufacturer as a buyer/planner. From Feb 2012 to July 2012, she worked at Paper Mart, an industrial & retail packaging company, as a buyer. From January 2008 to July 2010, she worked at RJ Sports, a soft goods importer/wholesaler/manufacturer of golf bags and accessories as a product manager. Ms. Seok Ang holds two bachelor’s degrees in International Business — Management and in Computer Information Systems Track — Client-Server and a master’s degree in Business Administration — Logistics and Transportation from Missouri State University.

Barry I. Regenstein is a director nominee. He is a co-founder of Sperry Re Capital LLC, a commercial real estate services provider in New York City and has worked as President since January 2021. He has worked at SC Property Development, LLC, a residential and commercial real estate developer in New York City as the Managing Director and Chief Financial Officer since January 2020. He has also worked at Suzuki Capital LLC, a real estate investment, development and management company in New York City as the Chief Financial Officer since June 2016. Mr. Regenstein worked at Tumbleweed Holdings, a finance organization for a development stage company in New York City as the Interim Chief Financial Officer from October 2014 to September 2018; and at KRR Ventures, Inc., a finance firm in New York City as the Managing Director from April 2015 to September 2018. He worked at Lightship Partners, a consulting firm in Roslyn Heights, NY as a partner from February 2014 to September 2018. From August 2004 to March 2013, he worked at Command Security Corporation (NYSE MKT: MOC), a security and aviation services company in Lagrangeville, NY as President (2006-2013), Chief Financial Officer (2004-2013), Director (2007-2012), and Executive Vice President and Chief Operating Officer (2004-2005). From July 1982 to June 2003, he worked at Globeground North America (formerly Hudson General Corporation), a services provider to the general aviation community in Great Neck, NY, as Senior Vice President and Chief Financial Officer (2001-2003), and Vice President and Chief Financial Officer (1997-2001). Mr. Regenstein has a bachelor’s degree in accounting from University of Maryland and a masters’ degree from Long Island University. He is a Certified Public Accountant and a licensed Real Estate Salesperson. He is a member of the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants and the Institute of Management Accountants.

Timothy H. Safransky is a director nominee. He has worked at Commonwealth Development of Florida LLC, a real estate financing firm in Tampa, Florida since January 2004 as the Managing Member. Previously, he worked at Greystone Capital Corporation, a real estate financing firm in Tampa, Florida as President from January 1997 to January 2004. He worked at Amex Tax & Business, a tax consulting firm in Tampa, Florida as a senior accountant from January 1990 to December 1994. Mr. Safransky has a bachelor’s of arts degree in accounting from University of West Florida. He has been a Certified Public Accountant since 1988.

On May 28, 2022, Messrs. Ju Li and Jianxin Wang informed the Company that they were not seeking re-election to the Board. There are no familial relationships among our directors or nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE
NOMINEES IN PROPOSAL ONE

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company.

Independence of the Board of Directors

As required under the listing standards of The NASDAQ Stock Market, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Company’s Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of The NASDAQ Stock Market, as are in effect from time to time.

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The NASDAQ Stock Market, considered whether any director has a material relationship with us that could interfere with his or her ability to exercise independent judgment in carrying out their responsibilities. As a result of this review, we determined that Mia Kuang Ching, Ju Li, Jianxin Wang and Sammi Earn Seok Ang were “independent directors” as defined under the rules of The NASDAQ Stock Market

Committees of the Board of Directors

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee. The members of each committee qualify as “independent” under the rules and regulations of the SEC and The NASDAQ Stock Market.

Audit Committee

The current members of our audit committee are Mia Kuang Ching (Chair), Ju Li and Jianxin Wang, each of whom we believe satisfies the independence requirements of the SEC. We believe Mr. Ching is qualified as an audit committee financial expert under the regulations of the SEC by reason of his work experience. Messrs. Ju Li and Jianxin Wang are not seeking re-election. We expect that Sammi Earn Seok Ang and Barry I. Regenstein will replace them as independent directors on our Audit Committee. Our audit committee assists our Board in its oversight of:

•        The integrity of our financial statements;

•        Our independent registered public accounting firm’s qualifications and independence; and

•        The performance of our independent auditors.

The Audit Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.usbimi.com.

Compensation Committee

The current members of our compensation committee are Jianxin Wang, Mia Kuang Ching and Ju Li. Messrs. Ju Li and Jianxin Wang are not seeking re-election. We expect that Sammi Earn Seok Ang and Barry I. Regenstein will replace them as independent directors on our Compensation Committee. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board policies, practices and procedures relating to the compensation of the Company’s executive officers and other managerial employees, including the determination, in its discretion, of the amount of annual bonuses, if any, for our executive officers and other professionals. The Compensation Committee advises and consults with our senior executives as may be requested regarding managerial personnel policies.

The Compensation Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.usbimi.com.

Nominating Committee

The current members of our nominating committee are Ju Li (Chair), Mia Kuang Ching and Jianxin Wang. Messrs. Ju Li and Jianxin Wang are not seeking re-election. We expect that Sammi Earn Seok Ang and Barry I. Regenstein will replace them as independent directors on our Nominating Committee.

The Nominating Committee identifies and recommends nominees to the Board and oversees compliance with our corporate governance guidelines. The Nominating Committee is responsible for assembling for stockholder consideration a group of nominees that, taken together, have the experience, qualifications, attributes, and skills appropriate for functioning effectively as a Board. The Nominating Committee reviews the composition of the Board in light of the Company’s changing requirements, its assessment of the Board’s performance, and the inputs of stockholders and other key constituencies.

While the Nominating Committee has not adopted specific minimum criteria for director nominees, the Committee looks for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

In addition, the Nominating Committee seeks to include on the Board a complementary mix of individuals with diverse backgrounds and skills that can help the Board to meet the broad set of challenges that it confronts. These individual qualities can include matters like experience in the Company’s industry, technical experience (for example, financial or technological expertise), experience gained in situations comparable to the Company’s, leadership experience, and relevant geographical experience. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

The following is a brief description of the specific experience and qualifications, attributes or skills of each nominee that led to the conclusion that such person should serve as a director of the Company:

•        Mr. Fnu Oudom’s qualifications to serve on our Board include his international economic and political experience and leadership skills.

•        Mr. Tiewei Song’s qualifications to serve on our Board include his experience in raising capital and business management.

•        Mr. Xiaoping Wang’s qualifications to serve on our Board include his knowledge, experience and connections in the Chinese pharmaceutical, medical devices, medical services and pharmacy industries.

•        Mr. Mia Kuang Ching’s qualifications to serve on our Board include his years of business experience and his familiarity with financial accounting matters.

•        Ms. Sammi Earn Seok Ang’s qualifications to serve on our Board include her diverse industry knowledge and business experience in the United States.

•        Mr. Barry I. Regenstein’s qualifications to serve on our Board include his experience serving on the boards of public companies and years of investment experience in the United States.

•        Mr. Timothy H. Safransky’s qualifications to serve on our Board include his familiarity with financial and accounting matters, management skills and business experience in the United States.

The Nominating Committee will consider all bona fide candidates for election to the Board and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2022 Annual Meeting of Stockholders. To date, the Company has not received any recommendations from stockholders for candidates for inclusion in the committee’s slate of nominees.

The Nominating Committee’s charter is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at: www.usbimi.com.

Meetings of the Board of Directors

The Board met seventeen (17) times during 2021 and acted thirteen (13) times by unanimous written consent. All directors attended all the meetings of the Board held during 2021.

We expect that all of our directors and director nominees will attend the 2022 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board’s Role in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation arrangements. The Audit Committee oversees management of financial risks. The Nominating Committee manages risks associated with the independence of the Board and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Stockholder Communications with the Board of Directors

The Company’s corporate governance policies set forth a process by which stockholders and other interested third parties can send communications to the non-management members of the Board. When stockholders or other interested third parties have concerns, they may make them known to the non-management directors by communication to: tiantian@usbimi.com. All such correspondence is provided to the independent directors at, or prior to, the next regular Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees, consultants and advisors. The Code of Business Conduct and Ethics is available in the Company Governance Documents section of the Investor Relations section of the Company’s website at www.usbimi.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

Board Diversity

Although the Company does not presently have a formal Board Diversity Policy, we believe in diversity and value the benefits that diversity can bring to our board of directors. Diversity promotes the inclusion of different perspectives and ideas, mitigates against group think and ensures that the Company has the opportunity to benefit from all available talent. The promotion of a diverse Board makes prudent business sense and makes for better corporate governance. Of our five board members, one is female, and another nominee director is female.

The Company seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of expertise, experience, skills and backgrounds. The skills and backgrounds collectively represented on the Board should reflect the diverse nature of the business environment in which the Company operates. For purposes of Board composition, diversity includes, but is not limited to, business experience, geography, age, gender and ethnicity. In particular, the Board should include an appropriate number of female directors.

The Company is committed to a merit-based system for Board composition within a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination. When assessing Board composition or identifying suitable candidates for appointment or re-election to the Board, the Company will consider candidates on merit against objective criteria having due regard to the benefits of diversity and the needs of the Board.

Board Diversity Matrix

Board Diversity Matrix for BIMI International Medical Inc. As of 6/15/2022

Total Number of Directors		7

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		7	0	0

Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	7	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	0	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+		0
Did Not Disclose Demographic Background		0

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table sets forth information concerning the total compensation during the last two fiscal years for our named executive officers whose total salary in fiscal 2021 totaled $100,000 or more:

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Tiewei Song	2021	625,000	—	235,000	—	—	860,000
(CEO, Director)	2020	500,000	—	—	—	—	500,000

Baiqun Zhong	2021	145,833	—	—	—	—	145,833
(CFO)

On January 24, 2022, the Company issued 1,000,000 shares of Common Stock as the salary for Mr. Tiewei Song. We accrued $235,000, as part of the cash compensation in 2021 based on the terms of his employment agreement.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

Agreement with Mr. Tiewei Song

We entered into an employment agreement (the “Original Song Agreement”) with Mr. Song dated October 1, 2019, under which Mr. Song agreed to serve as our Chief Executive Officer for a term of two years commencing October1, 2019 with base annual cash compensation of $500,000, which amount has not been paid as yet. The Original Song Agreement was renewed on October 28, 2021 for one (1) year (the “Renewed Song Agreement”). Under the Renewed Song Agreement, we agreed to pay him an annual base salary of $1,000,000 in cash and an annual stock compensation of 1,000,000 shares of our Common Stock, which are not subject to stock splits or reverse stock splits. On June 9, 2022, we amended the Renewed Song Agreement to, among other things, allow the term of his employment agreement to automatically renew every year unless both the Company and Mr. Song agree not to renew in writing and to adjust his annual base salary to $300,000 in cash going forward. His employment agreement, as renewed and amended, is hereinafter referred to as the “Song Agreement.” During the term of employment, Mr. Song will perform the duties as are commensurate and consistent with his position and will devote his full working time, attention and efforts to the Company and to discharging the responsibilities of his position, and such other duties as may be assigned from time to time by the Company, which relate to the business of the Company and are reasonably consistent with his position. During the term of employment, Mr. Song will not engage in any business activity that, in the reasonable judgment of the board of directors of the Company, conflicts with his duties under the Song Agreement, whether or not such activity is pursued for gain, profit or other advantage.

The Song Agreement and employment thereunder may be terminated (1) automatically upon the death or total disability of Mr. Song, (2) without Cause by the Company or for Good Reason (both as defined in the Song Agreement) by Mr. Song, in which case Mr. Song will be entitled to receive termination payments and benefits, including without limitation, an amount equal to six (6) months’ salary, unpaid salary earned through the date of termination and unused vacation that has accrued and would be payable under the Company’s standard and COBRA and other benefits, or (3) in the event Mr. Song’s employment is terminated in connection with a Change of Control, Mr. Song will be entitled to receive a severance payment in the amount equal to $20,000,000, and other benefits.

On January 27, 2022, we entered into an employment agreement with Baiqun Zhong, our interim Chief Financial Officer, for a term of one (1) year, effective May 21, 2021, taking into consideration that she served as the Interim CFO from May 21, 2021 until July 14, 2021 and assumed such role once again on September 27, 2021. Under the agreement, Ms. Zhong’s compensation consists of an annual salary of $250,000 in cash.

On January 27, 2022, we entered into an employment agreement with Mr. Xiaping Wang for a term of one (1) year, effective January 1, 2022. Under the agreement, Mr. Wang’s compensation will consist of an annual salary of $500,000 in cash and stock compensation of 500,000 shares of the Company’s Common Stock, which are not subject to stock splits or reverse stock split. We issued 500,000 shares of our Common Stock to Mr. Wang in January 2022 We did not provide any cash compensation to Mr. Wang for the year ended December 31, 2021.

Compensation of Directors

As at December 31, 2021, we had four non-employee directors, of whom only Mr. Mia Kuang Ching has received compensation, as set forth in the table below. As of December 6, 2021, the Company entered into Board of Directors Agreements (the “BOD Agreements”) with each of Messrs. Fengsheng Tan, Ju Li, Jianxin Wang and Ching Mia Kuang, independent directors of the Company. Pursuant to the BOD Agreements, each of Messrs. Fengsheng Tan, Ju Li, Jianxin Wang and Ching Mia Kuang are entitled to a monthly cash payment of $2,000. The BOD Agreements also contain customary provisions addressing obligations for agreements of this type such as confidentiality, dispute resolution, termination, the Company’s duty to reimburse reasonable expenses, etc. On March 6, 2022, Mr. Fengsheng Tan resigned as a director, at which time the Company paid him a lump sum payment of $8,000 for his services as a director of the Company since 2018. Directors who are also employees of the Company and/or its subsidiaries received no additional compensation for their services as directors.

Name	Compensation	Other Fees	Total
Ching Mia Kung	$24,000	—	$24,000

Outstanding Equity Awards

We have not implemented a stock option plan at this time and since inception, we have not issued any stock options, stock appreciation rights or other equity awards to our executive officers. We may decide, at a later date, and reserve the right to, initiate such a plan or plans as deemed appropriate by the Board of Directors.

Pension Benefits

We have not entered into any pension benefit agreements with any of our executive officers or directors. We contribute to the social insurance for our employees each month, which includes pension, medical insurance, unemployment insurance, occupational injuries insurance and housing provision funds in accordance with PRC regulations.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of June 2, 2022 for: (i) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock; (ii) each of our directors and director nominees; (iii) each of our named executive officers; and (iv) all of our directors and executive officers as a group:

Name and Address(1) of Beneficial Owner(s)	Amount and Nature of Beneficial Owner(s)(2)	Percentage of Beneficial Ownership
Fnu Oudom, Chairman of the Board and President	—	—
Tiewei Song, Director, Chief Executive Officer	1,000,000	6.6%
Baiqun Zhong, Interim Chief Financial Officer	—	—
Xiaoping Wang, Director, Chief Operating Officer	500,000	3.3%
Mia Kuang Ching, Director	—	—
Ju Li, Director(3)	—	—
Jianxin Wang, Director(3);	—	—
Sammi Earn Seok Ang, Director	—	—
Barry I. Regenstein, Director Nominee	—	—
Timothy H. Safransky, Director Nominee	—	—
All officers, directors and director nominees as a group (10 persons)	1,500,000	9.9%

____________

(1)      Unless indicated otherwise, the beneficial owner’s address is 9th Floor, Building 2, Chongqing Corporation Avenue, Yuzhong District, Chongqing, P. R. China.

(2)      Applicable percentage of ownership is based on shares of Common Stock outstanding as of June 2, 2022. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days of June 2, 2022, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Shares issuable upon conversion of two convertible promissory notes and shares issuable upon the exercise of certain warrants issued to two institutional investors and a placement agent in November 2021 are not included. The Chairman Shares (as defined below) are also not included. Otherwise than the foregoing, there are no options, warrants, rights, conversion privileges or similar rights to acquire the Common Stock of the Company and the Common Stock is the only outstanding class of equity securities of the Company.

(3)      Not standing for re-election as a Director.

Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned.

Certain Relationships and Related Transactions

Transaction s with middle management personnel

Amount due from related parties and middle management personnel

As of December 31, 2021 and December 31, 2020, the total amounts due from certain middle-management officers was $622,554 and $Nil, respectively, which included:

•        As of December 31, 2021, Mr. Jiangjin Shen, the Chief Executive Officer of Minkang, owed $544,600 which bears no interest. The Company received full repayment on this advance on April 13, 2022.

•        As of December 31, 2021, Mr. Zhiwei Shen, the Chief Executive Officer of Qiangsheng, owed $77,954, which bears no interest. The Company received full repayment on this advance on April 13, 2022.

Amount due to related parties and middle management personnel

As of December 31, 2021 and 2020, the total amounts payable to related parties and mil-level management was $730,285 and $226,514, respectively, which included:

•        Amount payable to Mr. Yongquan Bi, the former Chief Executive Officer and Chairman of the Board of Directors of the Company, of $30,258 and $29,566, respectively, free of interest and due on demand. These amounts represent the remaining balance that Mr. Yongquan Bi advanced for third party services on behalf of the Company during the ordinary course of business of the Company since the beginning of 2018.

•        Amount payable to Mr. Li Zhou, the legal representative (general manager) of Guanzan, of $477,128 and $0, respectively, is for daily operation and third party profession fees with no interest.

•        Amounts payable to Mr. Fuqing Zhang, the Chief Executive Officer of Xinrongxin of $188,684 and $184,370, respectively, free of interest and due on demand. The amount due to Mr. Fuqing Zhang is for reimbursable operating expenses that the Company owed to Mr. Zhang prior to the acquisition of Boqi Zhengji.

•        Amounts payable to Mr. Youwei Xu, the financial manager of Xinrongxin of $12,872 and $12,578, respectively, free of interest and due on demand. The amount due to Mr. Xu, relates to reimbursable operating expenses that was owed to Mr. Xu prior to the acquisition of Boqi Zhengji.

•        Amounts payable to Shaohui Zhuo, the general manager of Guoyitang of $5,102 and $0, respectively, for daily operation with no interest.

•        Amounts payable to Nanfang Xiao, a director of Guoyitang of $11,450 and $0, respectively, was for daily operation with no interest.

•        Amounts payable to Jia Song, the manager of Guoyitang of $4,791 and $0, respectively, was for daily operation with no interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 5% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, or written representations that no other reports were required, and to the best of our knowledge, Ju Li and Jianxin Wang, the directors who chose not to stand for re-election at the Annual Meeting, have not filed Forms 3 with the SEC in a timely manner.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the Audit Committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company’s independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits, and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee held one (1) meeting and acted three (3) times by unanimous written consent during the fiscal year ended December 31, 2021.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC. The Audit Committee retained Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Audit Committee:

Mia Kuang Ching
Ju Li
Jianxin Wang

PROPOSAL TWO — APPROVAL OF the adoption of AN amended and restated CERTIFICATE OF INCORPORATION

Purpose of Amendment and Restatement of Certificate of Incorporation

The purpose of the amendment and restatement of our Certificate of Incorporation generally is to update and make the document current, to improve the quality of our corporate governance and to enhance the rights of stockholders in the Company’s critical decision-making process. Each of the proposed material amendments are discussed in greater detail below.

Power to Amend the Bylaws

Section 109 of the General Corporation Law of Delaware (the “DGCL”) provides that the power to adopt, amend or repeal bylaws shall be in the stockholders entitled to vote, unless the company, in its certificate of incorporation, confers the power to adopt, amend or repeal bylaws upon the directors. The Company’s current Certificate of Incorporation, as amended (the “Existing COI”) provides that the Board shall have the power to adopt, amend or repeal the bylaws.

The Board recognizes that requiring stockholder approval of any amendment to the Company’s bylaws will enhance their rights and permit them to express their views on the provisions of the Company’s governance documents. Furthermore, limiting the ability of the Board to amend the bylaws helps reinforce the Board’s commitment to long-term stockholder value, provides protection against certain abusive tactics that could distract from the orderly management of the Company’s affairs, and allows the Board to focus on long-term stockholder value.

Stockholders’ Written Consent

Section 228 (a) of the DGCL provides that unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Existing COI adopts such default approach and allows the stockholders to take actions by a written consent in lieu of a meeting of the stockholders.

Our Board recognizes that although the use of written consents give stockholders the flexibility of adopting resolutions without the expense of a stockholders meeting, it also deprives the non-signing stockholders’ right to learn about and vote on matters that could be critical to the Company and the stockholders.

Other Provisions

Other provisions of the Proposed Restated COI merely incorporate all the amendments previously made to the Certificate of Incorporation of the Company.

After careful deliberation, the Board adopted resolutions submitting the Proposed Restated COI to stockholders and is recommending that the Proposed Restated COI be approved by stockholders. This proposal demonstrates the Board’s continuing commitment to strong corporate governance practices and enhancement of stockholders’ rights that the Board believes are consistent with its goal of creating long-term, sustainable value for our stockholders.

In recommending the Proposed Restated COI, the Board was in no way motivated to implement anti-takeover mechanisms and has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. Furthermore, the proposed amendments are not the result of the Company’s knowledge of any effort by any party to accumulate the Company’s securities or otherwise obtain control of the Company by means of a merger, tender offer, solicitation in opposition or otherwise.

This description of the proposed Restated COI is a summary and is qualified by and subject to the full text of the Restated COI, which is attached to this proxy statement as Annex A.

No Dissenters’ Rights

Under the DGCL, the Company’s Stockholders are not entitled to dissenters’ rights and the Company will not independently provide Stockholders with any such right.

If our Stockholders approve proposal Two, we intend to promptly file the Restated COI with the Secretary of State of the State of Delaware.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL 2 ADOPTION OF AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL THREE — APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF
INCORPORATION TO EFFECT A REVERSE STOCK SPLIT of THE common stock

General

The Company is asking stockholders to adopt and approve the Proposed Reverse Stock Split Amendment to effect a Reverse Stock Split, if the Board determines it is necessary and in the best interest of our stockholders. The Board has unanimously approved and declared advisable the Proposed Reverse Stock Split Amendment and recommends that our stockholders adopt and approve the Proposed Reverse Stock Split Amendment. The following description of the Proposed Reverse Stock Split Amendment is a summary and is subject to the full text of the Proposed Reverse Stock Split Amendment, which is attached to this Proxy Statement as Annex B. The text of the Proposed Reverse Stock Split Amendment may be altered to reflect any changes required by applicable law, regulatory authority or otherwise deemed necessary or advisable by the Board.

If stockholders approve this proposal, the Board will cause the Certificate of Amendment to our Certificate of Incorporation (our Restated Certificate of Incorporation if Proposal Two is approved) to be filed with the Secretary of State of State of Delaware and effect the Reverse Stock Split only if the Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. The Reverse Stock Split could become effective as soon as the business day immediately following the Special Meeting. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Certificate of Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.

Depending on the ratio for the Reverse Stock Split determined by the Board, a minimum of 2 and a maximum of 10 shares in aggregate of the Common Stock will be combined into one new share of our Common Stock. As of June 15, 2022 (the “Measurement Date”), 15,850,601 shares of our Common Stock were issued and outstanding. Based on the number of shares of Common Stock issued and outstanding as of the Measurement Date, immediately following the Reverse Stock Split, the Company would have approximately 7,925,300 shares of Common Stock issued and outstanding if the ratio for the Reverse Stock Split is 1-2, and approximately 1,585,060 shares of Common Stock issued and outstanding if the ratio for the Reverse Stock Split is 1-10, as illustrated in the table under the caption “Effects of the Reverse Stock Split — Effect on Shares of Common Stock.” Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the Reverse Stock Split between 1,585,060 and 7,925,300 shares.

If approved and effected, all holders of the Common Stock will be affected proportionately by the Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares as described below.

To avoid the existence of fractional shares of Common Stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded up to the next whole share, including fractional shares that are less than one half of one share.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split. The par value of our Common Stock will continue to be $0.001 per share (see “— Effects of the Reverse Stock Split — Reduction in Stated Capital”).

Except as otherwise indicated, all share, per share, and related numbers and data in this Proxy Statement reflect pre-split information and do not give effect to the Reverse Stock Split.

Board Discretion to Implement the Reverse Stock Split

If the Reverse Stock Split proposal is approved by a majority of our stockholders, the Board will have the discretion to determine, as it deems to be in the best interest of our stockholders, the specific ratio to be used within the Range and the timing of the reverse stock split, which must occur at any time prior to the first anniversary of its approval by the stockholders. The Board may also, in its discretion, determine not to effect the reverse stock split if it concludes, subsequent to obtaining stockholder approval, that such action is not in the best interests of our Company and our stockholders. Our Board believes that the availability of a range of reverse stock split ratios will provide it with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for us and our stockholders. In determining whether to implement the reverse split following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•        meeting certain listing requirements of The NASDAQ Capital Market;

•        the historical trading price and trading volume of our Common Stock;

•        appealing to a broader range of investors to generate greater investor interest in the Company;

•        the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock;

•        the anticipated impact of the Reverse Stock Split on our ability to raise additional financing; and

•        prevailing general market and economic conditions.

Background and Reasons for the Reverse Stock Split

Our stockholders approved a reverse stock split at a special meeting of the stockholders on November 5, 2021, which was implemented by our Board on February 2, 2022 when each five shares of Common Stock were combined into one new share of our Common Stock (the “2021 Reverse Stock Split”). Our stock traded at an average of $1.724 per share one week for the five business days after the 2021 Reverse Stock Split. The closing price of our Common Stock was $0.59 on the Record Date.

On June 13, 2022, the Company received a deficiency letter from the Nasdaq Listing Qualifications Department of the Nasdaq Stock Market LLC (“NASDAQ”) notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock had been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). Under Rule 5810(c)(3)(A), the Company will be provided a compliance period of 180 calendar days, until December 12, 2022, to regain compliance. If at any time during this 180-day period the closing bid price of the Company’s securities is at least $1.00 for a minimum of ten consecutive business days, the Company’s compliance will be regained.

We believe that a delisting of our Common Stock from the NASDAQ Capital Market would negatively impact us because it would: (i) reduce the liquidity and market price of our Common Stock; (ii) reduce the number of investors willing to hold or acquire our Common Stock, which could negatively impact our ability to raise equity financing; and (iii) limit our ability offer and sell freely tradable securities, thereby preventing us from accessing the public capital markets. The Company has until December 12, 2022 to regain compliance with the minimum share price requirement.

The Board will consider all available options in order to regain compliance with the requirements of Rule 5550(a)(2), but we may be unable to meet the minimum share price requirement of Rule 5550(a)(2) unless we effect the Reverse Stock Split. Accordingly, we are seeking shareholder approval at this time to provide, if needed, a cure for the share price non-compliance through the Reverse Stock Split.

Stockholder approval is required to effectuate a reverse stock split. If the Company effectuates the Reverse Stock Split, it will regain compliance with Rule 5550(a)(2) if the Company’s price per share of Common Stock promptly exceeds $1.00 per share, and remains above that level for at least the following ten consecutive business days.

Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of our Common Stock, although we can provide no assurance that the price of our Common Stock would remain above the threshold required for continued listing on The NASDAQ Capital Market following the implementation of the Reverse Stock Split.

We believe that the Reverse Stock Split may provide us and our stockholders with other potential benefits, such as improved marketability and liquidity of our Common Stock and increased interest and trading in our Common Stock Due to the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our business and may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

If our Board determines that effecting the Reverse Stock Split is in our best interest, the Reverse Stock Split will become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock split.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price. We expect that the Reverse Stock Split will increase the per share market price of our Common Stock. However, the effect of the Reverse Stock Split on the per share market price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share market price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Common Stock following the Reverse Stock Split. In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

Even if our stockholders adopt and approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet The NASDAQ Capital Market’s continued listing criteria.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs. The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that will be outstanding after the Reverse Stock Split, particularly if the per share market price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lot” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing the marketability of our Common Stock as described above.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Certificate of Amendment that is filed with the Secretary of State of State of Delaware, will be determined at the discretion of the Board, and may occur as soon as the business day immediately following the Annual Meeting, assuming the stockholders approve the Proposed Reverse Stock Split Amendment. However, the exact timing of the filing of the Certificate of Amendment to effect the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders, which must occur at any time prior to the first anniversary of its approval by the stockholders.

If, at any time prior to the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Effects of the Reverse Stock Split

General

After the Effective Time, if approved by stockholders and implemented by the Board, each stockholder will own a reduced number of shares of Common Stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our Common Stock based on the reverse stock split ratio selected by the Board.

Other than as a result of the treatment of fractional shares as described above, voting rights and other rights of the holders of our Common Stock will not be affected by the Reverse Stock Split, and the number of stockholders of record will not be affected by the Reverse Stock Split. If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

The following table contains approximate information, based on share information as of the Measurement Date, relating to our outstanding Common Stock based on the Range of the Reverse Stock Split ratio assuming that Proposal Three is approved and the Reverse Stock Split is implemented:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding
Pre-Reverse Stock Split	200,000,000	15,850,601
Post-Reverse Stock Split 1:2	200,000,000	7,925,300
Post-Reverse Stock Split 1:10	200,000,000	1,585,060

____________

(1)      Does not include approximately 2,100,000 additional shares of Common Stock that may be issued in connection our acquisitions of Chongqing Guoyitang Hospital Co., Ltd., Chaohu Zhongshan Minimally Invasive Hospital, Wuzhou Qiangsheng Hospital Co., Ltd., Suzhou Eurasia Hospital Co., Ltd., Yunan Yuxi Minkang Hospital Co., Ltd., Chongqing Zhuoda Pharmaceutical Co., Ltd. and Bengbu Mary Ob-Gyn Hospital Co., Ltd., 5,283,285 shares issuable upon exercise of outstanding warrants and an indeterminate number of shares issuable upon conversion of $3,825,000 of convertible debt.

Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

After the effective date of the Reverse Stock Split that the Board elects to implement, our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or the listing of our Common Stock on NASDAQ. Following the Reverse Stock Split, our Common Stock will continue to be listed on NASDAQ under the symbol “BIMI,” although it will be considered a new listing with a new CUSIP number.

Effect on Authorized Shares of Common Stock

The Reverse Stock Split Proposal will not change the number of authorized shares of Common Stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its stockholders.

Effect on Par Value

The Proposed Reverse Stock Split Amendment will not affect the par value of our Common Stock, which will remain at $0.001.

Reduction in Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Potential Anti-takeover Effects of a Reverse Stock Split

Implementation of the Reverse Stock Split will result in a significant increase in the authorized but unissued shares of Common Stock vis-à-vis the outstanding shares of Common Stock. An increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company). The Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Our Board has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device, and it has determined that a reduction in the number of authorized shares of Common Stock is appropriate.

Fractional Shares

To avoid the existence of fractional shares of Common Stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded up to the next whole share, including fractional shares that are less than one half of one share.

Effect on Registered and Beneficial Stockholders

Upon a reverse stock split, we intend to treat stockholders holding Common Stock in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold your shares with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, American Stock Transfer and Trust Company, as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-Reverse Stock Split shares to the transfer agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No executive officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders, except that the 1,000,000 shares of Common Stock issued to our CEO, Mr. Tiewei Song, and the 500,000 shares of Common Stock issued to our COO, Mr. Xiaoping Wang, as their salaries are not subject to stock splits or reverse stock splits per the terms of their respective employment agreements. As a result, their holdings of Common Stock were not adjusted after the 2021 Reverse Stock Split. Both Mr. Song and Mr. Wang have agreed to waive such privileges with respect to their shares of Common Stock in all future stock splits, reverse stock splits and similar transactions.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

Certain Federal Income Tax Considerations

The following discussion describes certain material federal income tax considerations relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to stockholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The Reverse Stock Split is intended to be a tax-free recapitalization to the Company and its stockholders, except for those stockholders who receive a whole share of Common Stock in lieu of a fractional share. Stockholders will not recognize any gain or loss for federal income tax purposes as a result of the Reverse Stock Split, except for those stockholders receiving a whole share of Common Stock in lieu of a fractional share (as described below). The holding period for shares of Common Stock after the reverse stock split will include the holding period of shares of Common Stock before the reverse stock split, provided that such shares of Common Stock are held as a capital asset at the Effective Time. The adjusted basis of the shares of Common Stock after the reverse stock split will be the same as the adjusted basis of the shares of Common Stock before the reverse stock split, excluding the basis of any fractional share.

A stockholder who receives a whole share of Common Stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the stockholder was otherwise entitled.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED REVERSE STOCK SPLIT AMENDMENT

PROPOSAL FOUR — APPROVAL OF proposed SALE of securities

Background

The Company entered into a Stock Purchase Agreement (the “June SPA”) with our Chairman of the Board, Mr. Fnu Oudom on June 9, 2022, whereby Mr. Oudom agreed to buy 12,500,000 shares of Common Stock (the “Chairman Shares”) for $5 million, or $0.40 per share (reflecting a 9% discount on the five-day average before signing; the closing price of our Common Stock on NASDAQ on such date was $0.52. On June 9, 2022, Mr. Oudom provided the Company with $5 million as interim financing in consideration for the issuance of a subordinated $5 million promissory note (the “Note”), bearing no interest, which will become due and payable immediately if the sale of the Chairman Shares is not approved by the stockholders at the Annual Meeting. Upon approval by the stockholders at the Annual Meeting, the Chairman Shares will be issued and all obligations under the Note will have been performed and discharged in full without any payment of interest.

Pursuant to Nasdaq Rule 5635 (d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock), which equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the Common Stock for the five Trading Days immediately preceding the signing of the binding agreement for the transaction. The Chairman Shares represents about 44% of the Common Stock issued and outstanding as of the Measurement Date. Therefore, we are seeking the stockholders’ approval of the Proposed Sale of Securities.

Reasons for Transaction and Effect on Current Stockholders

The Board has determined that entering into the June SPA and the sale of the Chairman Shares are in the best interests of the Company and its stockholders because of the Company’s immediate need to obtain additional financing. Further, the equity investment by our Chairman of the Board is more favorable to the Company than the other financing options currently available to the Company and will allow the Company to improve its debt structure and provide funds necessary for the stabilization and expansion of the Company’s operations.

The Chairman Shares will have a dilutive effect on our existing stockholders, including the voting power and economic rights of such stockholders. As of the date of this proxy statement, there were 15,850,601 shares of Common Stock outstanding. If the Proposed Sale of Securities is approved, an additional 12,500,000 shares of Common Stock will be issued, which will bring the total number of issued and outstanding shares of Common Stock to 28,350,601, based on the number of shares of Common Stock outstanding at the Measurement Date. Based on the number of shares of Common Stock outstanding as of the Measurement Date, the Chairman Shares will represent approximately 44% of the Common Stock outstanding post issuance. Accordingly, if this proposal is approved, Mr. Oudom will have the ability to exercise a significant influence over our business and affairs and generally have the power to determine all matters submitted to a vote of our stockholders where our shares vote together as a single class, including the election of directors and approval of significant corporate transactions. Mr. Oudom may make decisions regarding our Company and our business that are opposed to other stockholders’ interests or with which other stockholders’ may disagree. Mr. Oudom’s voting power could have the effect of deterring or preventing a change in control of our company that might otherwise be beneficial to our other stockholders. The Company has no obligation to file a registration statement with the SEC for the resale of the Chairman Shares.

Both our Audit Committee and our Board have unanimously approved the Proposed Sale of Securities. If Proposal Four is approved by our stockholders, 12,500,000 shares of Common Stock will be issued to Mr. Oudom immediately. If Proposal Four is not approved by our stockholders at the Annual Meeting, the Company will be required to repay the $5 million already invested in the company by Mr. Oudom pursuant to the terms of the Note.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
approvaL of the proposed SALE of securities

PROPOSAL FIVE — ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

The Board is providing our stockholders with a non-binding advisory vote on our executive compensation pursuant to the Dodd-Frank Wall Street Consumer Protection Act (“Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended.

This advisory vote on executive compensation, commonly referred to as a “say-on-pay” advisory vote, is not binding on our Board. However, the Board will take into account the result of the vote when determining future executive compensation arrangements.

At our 2021 Annual Meeting of Stockholders, our stockholders had the opportunity to vote on an advisory say-on-pay proposal. Votes cast were in favor of our say-on-pay proposal.

Proposed Resolution

The Board recommends that our stockholders vote in favor of the say-on-pay vote as set forth in the following resolution:

RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Company’s 2022 Annual Meeting of Stockholders this proxy statement, including as discussed in the section entitled “Executive Compensation” and notes and narrative therein, be and hereby is, approved by the stockholders of BIMI International Medical Inc., on an advisory basis.

Next Say-On-Pay Vote

The next say-on-pay vote is anticipated to occur at our 2023 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
approval, on an advisory basis, of our executive compensation.

PROPOSAL SIX — ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Background

The Board is providing our stockholders with a non-binding advisory vote on the frequency of future advisory votes on executive compensation, or say-on-pay votes, such as that provided for in Proposal Five — Advisory Vote on Executive Compensation. This non-binding advisory vote is required to be conducted every three years under Section 14A of the Securities Exchange Act of 1934, as amended, pursuant to the Dodd-Frank Act. Our last frequency of say-on-pay vote was held at our 2019 Annual Meeting of Stockholders, at which stockholders voted in favor of an annual say-on-pay vote. The next required advisory vote on the frequency of future stockholder advisory votes on executive compensation will occur no later than the 2025 Annual Meeting of Stockholders.

Stockholders may indicate whether they prefer that we hold a say-on-pay vote every one year, two years, or three years, or they may abstain from this vote.

Reasons for an Annual Say-on-Pay Vote Recommendation

After careful consideration, the Board, upon recommendation of the Compensation Committee, has determined that holding a say-on-pay vote on an annual basis continues to be the best approach for our stockholders at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While our executive compensation program is designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation decisions are made annually and that an annual say-on-pay vote would:

•        Align with our annual review of core elements of our executive compensation program;

•        Allow stockholders to provide timely, direct input on our executive compensation philosophy, policies, and practices as disclosed in our proxy statement on an annual basis; and

•        Be consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies, and practices.

Stockholders are not voting to approve or disapprove the Board’s recommendation. Instead, stockholders may indicate their preference regarding the frequency of future say-on-pay votes by selecting every one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future say-on-pay votes may abstain from voting on the proposal.

The option of every one year, two years, or three years that receives the highest number of votes cast by our stockholders will reflect the frequency for future say-on-pay votes that has been selected by our stockholders. As this is an advisory vote, the outcome of the vote is not binding on us, and the Compensation Committee and the Board may decide that it is in the best interests of our stockholders to hold a say-on-pay vote more or less frequently than the preference receiving the highest number of votes of our stockholders. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their vote on this proposal and expect to take into account the outcome of this vote when considering the frequency of future advisory votes on executive compensation.

Board Recommendation

The Board unanimously recommends that our stockholders vote for a frequency of every “ONE YEAR,” on an advisory basis, for future advisory votes on executive compensation, or say-on-pay votes.

PROPOSAL SEVEN — RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Audit Alliance LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Representatives of Audit Alliance LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Audit Alliance LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board, on behalf of the Audit Committee, is submitting the selection of Audit Alliance LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees

The following table represents the aggregate fees billed for professional audit services rendered by our independent auditors, Audit Alliance LLP, for their audit of our annual financial statements during the years ended December 31, 2021 and 2020 respectively:

	2021	2020
Audit Fees	$250,000	$195,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	134,693
Total Accounting Fees and Services	250,000	329,693

Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements. The amounts shown for Audit Alliance LLP in 2021 and 2020, respectively, relate to the audits of our annual financial statements and the review of the financial statements included in our filings on Form 10-Q.

Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements. There were no audit-related fees billed during the years ended December 31, 2021 and 2020.

Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning. There were no tax fees billed during the years ended December 31, 2021 and 2020.

All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e. Audit Fees, Audit-Related Fees, Tax Fees and allowable working costs. All other fees incurred in 2020 mainly consist of costs relating to the assurance, due diligence and valuation services in connection with the acquisition of Guanzan Group and other target companies.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and overseeing their work. All audit services to be provided to us and all non-audit services, other than de minims non-audit services, to be provided to us by our independent auditors must be approved in advance by our audit committee.

ADDITIONAL INFORMATION

Stockholder Proposals and Director Nominations

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2023 Annual Meeting of Stockholders must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our Bylaws.

Stockholder proposals and nominations may not be brought before the 2023 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Bylaws, and the stockholder’s submission is received by us no earlier than January 16, 2023 or no later than March 15, 2023. However, if the date of the 2023 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2022 Annual Meeting, notice by the stockholder must be delivered not later than the close of business on the later of (i) the 90th day prior to the 2023 Annual Meeting or (ii) the 10th day following the day on which Public Disclosure of the date of the 2023 Annual Meeting is first made. “Public Disclosure” shall mean a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the Corporation with the SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. Proposals or nominations not meeting these requirements will not be entertained at the 2023 Annual Meeting.

Stockholders recommending candidates for consideration by the Board must provide the candidate’s name, biographical data, and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

Householding Information

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us or send your request in writing to us.

Copies of 2021 Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is being sent along with this proxy statement. The 2021 Annual Report is also available on our website at www.usbimi.com. The information on our website is not incorporated by reference into this proxy statement.

Your vote is important. Please promptly vote your shares of our Common Stock by completing, signing, dating, and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors
Tiewei Song
Chief Executive Officer and President
June 20, 2022

Annex A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
BIMI INTERNATIONAL MEDICAL INC.

A Delaware Corporation
(as amended through ______, 2022)

BIMI International Medical Inc., a corporation existing under the laws of the State of Delaware (the “Corporation”), by its Chief Executive Officer, hereby certifies as follows:

1.      The name of the Corporation is “BIMI International Medical Inc.”

2.      The Corporation’s original certificate of incorporation was filed in the office of the Secretary of State of the State of Delaware on October 30, 2000 (as amended, the “Presently Effective Certificate”).

3.      This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) restates, integrates and amends the Presently Effective Certificate.

4.      This Amended and Restated Certificate was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time.

5.      The text of the Presently Effective Certificate of the Corporation is hereby amended and restated to read in full as follows:

First.    The name of the corporation is BIMI INTERNATIONAL MEDICAL INC. (the “Corporation”).

Second.    The Corporation’s registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle. The name of the registered agent in charge thereof is Corporation Service Company.

Third.    The purpose or purposes of the corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Fourth.    The total number of shares of stock that the Corporation is authorized to issue is Two Hundred Million (200,000,000) shares of common stock, par value $0.001 per share.

Fifth.    Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of Corporation and may not be effected by any consent in writing by such stockholders.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Tiewei Song, its Chief Executive Officer, as of the ____ day of June, 2022.

BIMI INTERNATIONAL MEDICAL INC.
By:	_________________________
Name:	Tiewei Song
Title:	Chief Executive Officer

Annex A-1

ANNEX B

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
BIMI INTERNATIONAL MEDICAL INC.

____________________

Pursuant to Section 228 and 242 of
the General Corporation Law of the
State of Delaware

____________________

BIMI INTERNATIONAL MEDICAL (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

FIRST: A new second paragraph shall be and hereby is added to Article FOURTH of the Amended and Restated Certificate of Incorporation of the Corporation as follows:

“Effective as of [        ], 2022 at [      ] [A.M/P.M.], Eastern Time (the “Effective Time”), each [NUMBER] shares of Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined, reclassified and converted into one (1) share of Common Stock without any further action by the Corporation or the holder thereof; provided, however, that if such reclassification results in any stockholder being entitled to fractional shares that when aggregated equal less than a whole share of Common Stock, such fractional shares shall be reclassified and converted from and after the Effective Time into one (1) whole share of Common Stock in lieu of such fractional shares.”

SECOND: This Certificate of Amendment shall become effective as of [        ], 2022 at [      ] [A.M/P.M.], Eastern Time.

THIRD: This Certificate of Amendment was duly adopted in accordance with Section 242 of the DGCL. The Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that the proposed amendments be considered by the stockholders of the Corporation. An annual meeting of stockholders of the Corporation was duly called upon notice in accordance with Section 222 of the DGCL and held on [        ], 2022, at which meeting the necessary number of shares were voted in favor of the proposed amendments. The stockholders of the Corporation duly adopted this Certificate of Amendment.

IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be duly executed in its corporate name as of the [        ] day of [        ], 2022.

BIMI INTERNATIONAL MEDICAL INC.
By:	_________________________
Name:
Title:

Annex B-1

ANNUAL MEETING OF STOCKHOLDERS OF BIMI INTERNATIONAL MEDICAL INC. July 13, 2022 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at www.usbimi.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4, 5 AND 7 AND FOR A ONE YEAR FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION IN PROPOSAL 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20733003034030000100 1 071322 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 2. To approve the adoption of an amended and restated Certificate of Incorporation: 3. To grant discretionary authority to the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock within the Range to be determined by the Board and with the reverse stock split to be effective at such time and date, if at all, as determined by the Board, but not later than the first anniversary of its approval by the stockholders: 4. To approve, in accordance with Nasdaq Marketplace Rules 5635, the sale of 12,500,000 shares of Common Stock to the Chairman of the Board, Mr. Fnu Oudom, pursuant to a stock purchase agreement: 5. To approve, by non-binding vote, the Company’s executive compensation: 6. To recommend, by a non-binding vote, the frequency of advisory votes on executive compensation: 7. To ratify the appointment of Audit Alliance LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022: The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 7, and for a one year frequency of advisory votes on executive compensation in Proposal 6. FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 1. The election of seven Directors: O Mia Kuang Ching Class I director O Xiaoping Wang Class I director O Sammi Ean Seok Ang Class I director O Barry I. Regenstein Class II director O Timothy H. Safransky Class II director O Fnu Oudom Class III director O Tiewei Song Class III director FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: 2 1 YEAR YEARS 3 YEARS ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 BIMI INTERNATIONAL MEDICAL INC. PROXY CARD 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 13, 2022 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Mr. Tiewei Song and Mr. Xiaoping Wang, or either of them, attorneys or attorney of the undersigned, with full power of substitution and revocation in each to vote any or all shares of Common Stock of BIMI International Medical Inc. (the “Company”) which the undersigned may be entitled to vote at the 2022 Annual Meeting of Stockholders to be held on July 13, 2022, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions. (Continued and to be signed on the reverse side) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF BIMI INTERNATIONAL MEDICAL INC. July 13, 2022 INTERNET – Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the webpage. Vote online until 11:59 PM EST the day before the meeting. MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON -You may vote your shares in person by attending the Annual Meeting. GO GREEN -e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at www.usbimi.com Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 20733003034030000100 1 071322 1. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3, 4, 5 AND 7 AND FOR A ONE YEAR FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION IN PROPOSAL 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The election of seven Directors: NOMINEES: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) O Mia Kuang Ching Class I director O Xiaoping Wang Class I director O Sammi Ean Seok Ang Class I director O Barry I. Regenstein Class II director O Timothy H. Safransky Class II director O Fnu Oudom Class III director O Tiewei Song Class III director INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. FOR AGAINST ABSTAIN 2. To approve the adoption of an amended and restated Certificate of Incorporation: FOR AGAINST ABSTAIN 3. To grant discretionary authority to the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock within the Range to be determined by the Board and with the reverse stock split to be effective at such time and date, if at all, a determined by the Board, but not later than the first anniversary of its approval by the stockholders: FOR AGAINST ABSTAIN 4. To approve, in accordance with Nasdaq Marketplace Rules 5635, the sale of 12,500,000 shares of Common Stock to the Chairman of the Board, Mr. Fnu Oudom, pursuant to a stock purchase agreement: FOR AGAINST ABSTAIN 5. To approve, by non-binding vote, the Company’s executive compensation: 1 YEAR YEARS 3 YEARS ABSTAIN 6. To recommend, by a non-binding vote, the frequency of advisory votes on executive compensation: FOR AGAINST ABSTAIN 7. To ratify the appointment of Audit Alliance LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022: The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1, “FOR” Proposals 2, 3, 4, 5 and 7, and for a one year frequency of advisory votes on executive compensation in Proposal 6. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.